Exhibit 99.2
XXII SECOND QUARTER EARNINGS PRESENTATION August 14, 2023

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward-looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

VLN® advancing commercial launch program  Rapid expansion of state/ store count – now 2,775+ locations, 14+ States  Surpass 4,000+ stores, 16 states with first drug store partner in September, additional c-stores and others in funnel for rest of 2023  Revising go-to-market strategy to better maximize brand potential GVB expanding ingredient, manufacturing and distribution roles  Delivered record ingredient volumes: 1H 2023 > FY 2022  Commencing exclusive distribution agreements with two major brands  Resuming production of extract and distillate to restore gross margins Revised 2023 revenue guidance  Now expecting $80 - $90 million in sales: reflects changes in commercial launch timeline and focusing on depth within footprint and key retail chains  Improving 2H margins: GVB resumes production, tobacco product mix  $15M cost reduction program to improve operating results in 2H 2023 2Q 2023: CONTINUED COMMERCIAL PROGRESS 3 Full Focus on Commercializing Tobacco Harm Reduction and Consumer Health and Wellness Products

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

VLN®: EXPANDING COMMERCIAL ACCESS Now in 2,775+ locations across 14 states with clear path for continued rollout at major chains – Adding first drug store chain crosses 4,000 stores, 16 states Strong funnel of regional and national chains interested in VLN® as launch continues to expand New marketing plan to engage adult smokers looking for new solutions to reduce smoking rates Federal and state mandates drive increasing awareness of smoking harm reduction, but off-ramp solutions are needed to achieve the desired results VLN allows consumers to literally stare smoke in the face and say, “I don’t need you.” 5 Increased Retail Footprint, Refining Marketing Focus

Example VLN® Distribution: MRTP States + Adjacent States 6 VLN® LAUNCH: NOW 14 KEY MARKETS AND GROWING Selling / Announced State Prospective Expansion State Source: CDC; Current Cigarette Use Among Adults (Behavior Risk Factor Surveillance System) 2019; World Population Review Cigarette Prices by State; Internal Documents Expanded VLN® Sales Footprint 14 States Announced to Date, 2 Pending Rapid Increase in Store Count 2Q and July 2023, Booking Additional Launches *State with MRTP Tax Benefit Expanded Commercial Rollout Key State Markets Provide Access to Majority of Total U.S. Cigarette Sales  Secured extensive national and regional distribution resources  Adapted commercial rollout to changes in retail partner timelines  Launched national and regional c-store chains in key states, including top three state markets - CA, TX, FL  Announced drug store expansion will advance total to 16 states and 4,000+ stores  Now focused on adding density in key markets with retail brands from more than 100 chains in pipeline TO UPDATE STATES CHART

Tobacco Division Executive Summary • The Success Drivers (to the consumer) and our Critical Levers (Org Dev) have not changed • The Drivers and Levers are Reinforcing to Each Other and Support our Mission • Success in Both Areas Will Drive Sales and Profits. All our Efforts are Focused in these Areas. 7 Critical Levers for Brand Development, Potential Investment, & Strategic Partners Regulatory Work Commercial Development Marketing Actions Government Affairs Success Drivers: Path to the Adult Consumer & VLN Acceptance Education Advocacy Trial / Repeat Awareness VLN®: CLEAR DRIVERS TO SUCCESS Commercial Efforts Focused Across Key Areas

UPDATED VLN® MARKETING TO DRIVE AWARENESS 8 4 Our new campaign is designed to establish this VLN Advantage: Our recent research showed that VLN was the preferred method for smoking reduction because it doesn’t force smokers to quit the behavior “cold turkey.” Reinforce the fact that they don’t have to quit “cold turkey” Optimistically encourage them to try VLN 1 2 3 Inspire confidence and competence Entice them to learn more about VLN and how it can help them 8 Traditional Media, Digital, Social, Influencer and Other Tools Driving Adult Smoker Engagement

PINNACLE EXPANDS RETAILER REACH, IMPROVES MIX Store Brand Offers Economic Value to Customers, Pathway to Launch VLN®  Pinnacle is a conventional store brand cigarette for current adult smokers seeking lower cost alternatives  Manufactured for a top 5 retail C-store chain in 20+ states  Successful retail launch with steadily growing sales – strong initial share per industry standards and high clerk engagement, even ahead of promotion and incentive programs  Readying promotion across multi-state store base with combined consumer and clerk incentives to drive increased volumes and market share  Paves pathway to add VLN® to shelves in future The economic harms of smoking are also a serious problem for adult smokers. By working with a top national retail chain, we offer a lower cost conventional product while paving the way to introduce VLN®. 9

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

GVB Profile: Leading market share in North America plus broad global footprint in geographic markets targeted for growth  Record ingredient sales volume in 2Q  New CDMO+D model expands revenue, offers new value to customers  New extraction unit, production facilities restore gross margin capability and improve efficiency  Contract farming increases biomass availability and stabilizes costs GVB: CONSOLIDATING AN INDUSTRY LEADING POSITION Ramping Ingredient Volumes, New Production Facilities , New License and Distribution Agreements 22nd Century’s GVB Biopharma (“GVB”) is shipping record ingredient volumes as manufacturing comes back online for 2H 23. New exclusive distribution agreements offer further growth opportunity. 11

22ND CENTURY GROUP

RECORD INGREDIENT VOLUMES, PRODUCTION UPSIDE

Return to In-House Production Enables Margin Restoration; Incremental Gross Profit Directly Reduces Cash Use

- GVB bulk ingredient volumes rising rapidly based on reputation as reliable supplier of consistent, quality extracts
- New campus expected to target initial capacity of 5 million pounds hemp biomass, 400,000 kg of extract, 250,000 kg of isolate annually
- New isolate production expected online in 1Q 2024

GVB Bulk Ingredient Volumes (kgs)


144,786
112,052
16,524
26,546
27,912
41,070
68,195
76,591
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23


GVB BIOPHARMA
Full Spectrum
(Compliant)
Distillate
Weight:
Batch#
Tare Weight:

12

TRANSFORMATIVE NEW LICENSE & DISTRIBUTION DEALS Commencing Shipments Under Three-Year Agreements with Two Top Brands Working with the largest and best-known consumer CBD brands 13 New, single-source model provides complete solution Enhances GVB revenue and margin opportunities with distribution services  Initial agreements with brand leaders like Cookies, Old Pal and others in process  License covers broad range of hemp derived cannabinoid consumer packaged goods at each brand  Ingredient Supply  White-label manufacturing  Retail category management and distribution  Initial roll-out underway from July 2023, targeting retailers seeking innovative, high velocity, high margin, small footprint consumer CBD products

FDA Authorized VLN® Cannabinoid Ingredients, APIs and CDMO Corporate/Financial

SECOND QUARTER 2023 FINANCIAL HIGHLIGHTS 1. Gross profit margin is calculated by dividing gross profit by netrevenues. 2. See the tables included in this release for a reconciliation of Adjusted EBITDA (a non-GAAP measure) to net loss. +61.8% YoY increase in Net Revenues primarily due to GVB acquisition. Net Revenues Gross Profit1 Gross Margin1 Operating Loss Adjusted EBITDA2 2Q 2023 $23.4M $(2.3)M (10.0)% $(19.4)M $(16.0)M 2Q 2022 $14.5M $892K 6.2% $(10.5)M $(7.1)M Improved 2H 2023 operating performance expected to be driven by:  Improving product margin mix for tobacco products, reflecting reduced filtered cigar volume  New in-house GVB crude extraction and distillate production capabilities, in-house biomass production  New GVB license and distribution contracts to begin shipping product  Implementation of $15M+ operating cost reduction initiative Revised 2023 revenue outlook: $80 million to $90 million, reflecting changes in the launch timeline and scope of VLN® at certain key chains in 2023 and the operating expense reduction plan. 15

TOBACCO REVENUE & PROFIT BREAKDOWN Tobacco 2Q 2023 2Q 2022 Unit sales1 .8M 1.5M Net revenue $8.1M $10.0M Gross profit $(1.0)M $0.9M 16  Net revenues decreased QoQ reflecting a planned reallocation in production resources at the Company’s NASCO facilities away from lower margin filtered cigars to higher margin VLN® and conventional cigarette products  Gross profit declines QoQ reflecting the transition. 1. Tobacco unit sales volume is measure in cartons 2. Contract manufacturing operations (CMO) Opportunity in 2023 for additional tobacco net revenue growth and margin expansion:  Expanding sales under new Pinnacle brand in conjunction with retail c-store chain promotions  Increased sales volume of higher margin cigarette products in place of lower margin filtered cigar volumes  VLN® launch with new retail chains within the targeted geographic footprint

HEMP/CANNABIS REVENUE & PROFIT BREAKDOWN 17 Net revenue growth QoQ primarily driven by:  Addition of acquired GVB revenue contribution  Significant GVB organic revenue volume growth  Strong consumer demand for GVB bulk ingredients and new CDMO opportunities 1. Hemp/cannabis unit sales volume is measured as kilograms. 2. GVB acquisition occurred on May 13, 2022. Additional 2023 hemp/cannabis opportunity driven by:  Organic growth reflecting continued high customer demand for ingredient volumes and manufacturing support  Contracted farming to produce internally-sponsored biomass at lower cost  Commencing greater activity under new exclusive license and distribution agreements  Profit margin expansion from the restoration of GVB extraction capabilities and vertical integration with new Prineville crude extraction facility Hemp/Cannabis 2Q 2023 2Q 20222 Unit sales1 76,591 26,546 Net revenue $15.4M $4.5M Gross profit $(1.4M) $(36)K

SUMMARY BALANCE SHEET ITEMS Balance sheet date as of: (in millions) Q2 2023 YE 2022 Cash and cash equivalents1 $11.9 $21.2 Total assets $125.0 $114.7 Total liabilities $52.4 $18.7 Total shareholders' equity $72.6 $96.0 18 Raised approximately $14.7 million in additional gross proceeds in equity transactions in July 2023 Additional casualty loss insurance proceeds from the Grass Valley fire can further strengthen balance sheet assets 1. Cash, cash equivalents, short-term investment securities and restricted cash. Recent $14.7 million in additional capital plus expected insurance proceeds help fund working capital needs for increased VLN® product shipments as well as strong customer demand for hemp/cannabis bulk ingredients.

2Q 2023: CONTINUED COMMERCIAL PROGRESS 19 Full Focus on Commercializing Tobacco Harm Reduction and Consumer Health and Wellness Products VLN® advancing commercial launch program  Rapid expansion of state/ store count – now 2,775+ locations, 14+ States  Surpass 4,000+ stores, 16 states with first drug store partner in September, additional c-stores and others in funnel for rest of 2023  Revising go-to-market strategy to better maximize brand potential GVB expanding ingredient, manufacturing and distribution roles  Delivered record ingredient volumes: 1H 2023 > FY 2022  Commencing exclusive distribution agreements with two major brands  Resuming production of extract and distillate to restore gross margins Revised 2023 revenue guidance  Now expecting $80 - $90 million in sales: reflects changes in commercial launch timeline and focusing on depth within footprint and key retail chains  Improving 2H margins: GVB resumes production, tobacco product mix  $15M cost reduction program to improve operating results in 2H 2023

Questions & Answers Q A INVESTOR RELATIONS & MEDIA CONTACT Matt Kreps Investor Relations 22nd Century Group, Inc. +1 -214 -597 -8200 mkreps@xxiicentury.com